# Fourth Quarter 2020 Earnings Conference Call

03.11.2021

# Forward-Looking Statement

*This presentation contains several forward-looking statements that are not historical facts, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2021 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that are not historical facts. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. Furthermore, statements contained in this presentation relating to the COVID-19 pandemic, the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions including weaknesses resulting from the COVID-19 pandemic; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.*

***The Financial Results Included Within This Presentation Are From Continuing Operations Unless Otherwise Noted***

**"By all accounts, 2020 proved to be a historic and transformative year for The Shyft Group, as we strategically aligned our product portfolio to take advantage of more profitable growth markets after the sale of the ER business.**

**We emerge from 2020 in a stronger position, well equipped to drive growth in each of our businesses for years to come."**

***Daryl Adams***
*President and CEO, The Shyft Group*

# Current Environment

| Segment (% sales) | Backlog | Highlights & Learnings |
| --- | --- | --- |
| **Fleet Vehicle Services (~73%)** | **$427M**<br>**Up 40%** | • Demand for parcel delivery vehicles continues to accelerate – orders ramping, including truck body<br>• Velocity orders validate the need for our Class 2/3 solutions<br>• Investing in facility expansions across the U.S. to support growth<br>• Increased focus on EV in support of customers growing interest in transitioning to greener technology<br>• Monitoring semi-conductor chip shortage on OEM's |
| **Specialty Vehicles (~27%)** | **$51M**<br>**Up 67%** | • Motorcoach chassis demand continues – strong backlog<br>• Service body demand robust, expanding to other Shyft locations – DuraMag performed well in Q4 and integration on track<br>• Isuzu new Class 5 vehicle announced in February |

# 2020 Results



Revenue
($ M)
$756.5
$91.4 USPS
$665.1
$676.0
2019
2020



Adjusted EBITDA
($ M and % of Sales)
$64.0
8.5%
$76.3
11.3%
2019*
2020

*Includes USPS impact of 110 basis points

**Delivered record profit year while managing through pandemic**

- 2020 Revenue up $10.9M, or 2% (excluding USPS)
  - FVS up $6.0M, or 1% (excluding USPS)
  - SV down $0.5M, or essentially flat
- Adjusted EBITDA up $12.3M, or 19%
- Adjusted EBITDA margin of 11.3%, up 280 bps
  - FVS Adj EBITDA margin of 17.4%, up 690 bps
  - SV Adj EBITDA margin of 10.2%, down 90 bps

# Financial Review
# Fourth Quarter 2020



# Overview – 4Q20 vs. 4Q19



Revenue
($ M)
$172.2
$32.7 USPS
$139.5
$179.7
$35.7 USPS
$144.0
$224.7
$23.0 USPS
$201.7
$180.0
$176.9
$124.0
$203.5
$171.6
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20



Income from Continuing Operations
($ M and EPS)
$4.8
$0.13
$4.5
$0.14
$13.1
$0.37
$14.3
$0.40
$11.7
$0.33
($0.03)
-$1.1
$19.4
$0.54
$8.3
$0.22
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

**Strong 2nd half rebound after challenging Q2**

- Revenue of $171.6M, down 5%
  - FVS down $20.1M, or 15%
  - SV up $11.8M, or 25%
- Gross Profit Margin of 20.5%, down 30 bps
- Income of $8.3M, down 42%
- EPS of $0.22, down 45%

# Overview – 4Q20 vs. 4Q19



Adjusted EBITDA
($ M and % of Sales)
$8.4
$9.8
$22.3
$23.6
$18.4
$9.4
$32.6
$16.0
4.9%
5.4%
9.9%
13.1%
10.4%
7.5%
16.0%
9.3%
1Q19*
2Q19*
3Q19*
4Q19
1Q20
2Q20
3Q20
4Q20



Adjusted Net Income
($ M and Adj EPS)
$5.3
$6.2
$15.9
$16.5
$11.4
$4.6
$22.1
$10.1
$0.15
$0.18
$0.45
$0.47
$0.32
$0.13
$0.62
$0.28
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

**Generated $37M in cash from operations in 4Q20, up 48%**

- Adjusted EBITDA of $16.0M, down 32%
- Adjusted EBITDA margin of 9.3%, down 380 bps

- Adjusted net income of $10.1M, down 39%
- Adjusted EPS of $0.28, down 39%

**Includes USPS impact of 110, 130 and 110 basis points in 1Q19, 2Q19 and 3Q19, respectively*

# Fleet Vehicles & Services – 4Q20


FVS Revenue
($ M)
$179.6
$23.0
USPS
$156.6
$141.1
$35.7
USPS
$105.4
$122.6
$32.7
USPS
$89.9
$132.5
$135.7
$97.2
$145.2
$112.4
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20


FVS Adjusted EBITDA
($ M and % of Sales)
$7.0
5.7%
$7.9
5.6%
$24.7
13.7%
$21.1
15.9%
$21.7
16.0%
$13.7
14.0%
$33.2
22.9%
$16.6
14.8%
1Q19*
2Q19*
3Q19*
4Q19
1Q20
2Q20
3Q20
4Q20

*Includes USPS impact of 210, 190 and 200 basis points in 1Q19, 2Q19 and 3Q19, respectively

- Revenue of $112.4M, down 15.2%
- Adjusted EBITDA of $16.6M, down 21%
- Adjusted EBITDA margin of 14.8%, down 110 bps
- Backlog totaled $427.3M, up 40%

**Backlog nearly doubles sequentially based on strong orders**

# Specialty Vehicles – 4Q20

SV Revenue
($ M)


$51.7
$41.7
$45.1
$47.4
$41.3
$26.7
$58.3
$59.2
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

SV Adjusted EBITDA
($ M and % of Sales)


$4.9
$5.1
$4.1
$6.6
$3.7
$1.2
$7.2
$6.9
9.6%
12.2%
9.0%
13.9%
9.0%
4.6%
12.3%
11.6%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

- Revenue of $59.2M, up 25%
- Adjusted EBITDA of $6.9M, up 3.8%
- Adjusted EBITDA margin of 11.6%, down 230 bps
- Backlog totaled $51.3M, up 67%

**Backlog positioned favorably - provides good visibility going into 2021**

# Liquidity, 2021 Outlook & Guidance

## Liquidity



Cash ($M)
Leverage Ratio
$50
$40
$30
$20
$10
$0
4
3
2
1
0
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

- Generated $66M in cash from operating activities in 2020
- Total liquidity of $147M
  - $21M cash on hand
  - $126M of borrowing capacity
  - Current leverage ratio at 0.4x adj EBITDA
  - Returned $11M in cash to shareholders

## 2021 Outlook

- Strong momentum coming out of 2020
- Robust, growing backlog
- Improving end markets, driven by parcel delivery

## FY21 Financial Guidance

| ($M except per share) | Low | Mid-point | High | % Inc 2020 |
|---|---|---|---|---|
| Revenue | $850 | $875 | $900 | 29% |
| Income from continuing operations | $51 | $55 | $58 | 45% |
| Adjusted EBITDA | $95 | $100 | $105 | 32% |
| EPS | $1.42 | $1.52 | $1.62 | 45% |
| Adjusted EPS | $1.65 | $1.75 | $1.85 | 31% |

# Closing Remarks



- Delivered an incredibly successful year in 2020, achieving record EBITDA margin
- Executed portfolio transition to higher margin offerings with the sale of ER and acquisition of DuraMag
- Enter 2021 with robust backlog and high growth expectations
- Balance sheet strength and liquidity position provides opportunity to fund investments in future growth
- Macro trends continue to be favorable with company well positioned to capitalize on ecommerce growth

# Appendix



# Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

# Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

| The Shyft Group, Inc. | Three Months Ended December 31, 2020 | % of sales | Three Months Ended December 31, 2019 | % of sales | Twelve Months Ended December 31, 2020 | % of sales | Twelve Months Ended December 31, 2019 | % of sales |
|---|---|---|---|---|---|---|---|---|
| Income from continuing operations | $ 8,404 | 4.8% | $ 14,285 | 7.9% | $ 38,289 | 5.7% | $ 36,790 | 4.9% |
| Net (income) loss attributable to non-controlling interest | (169) | | (158) | | (347) | | (140) | |
| Add (subtract): | | | | | | | | |
| Restructuring and other related charges | 16 | | 48 | | 1,873 | | 316 | |
| Acquisition related expenses and adjustments | 410 | | 1,544 | | 1,332 | | 3,531 | |
| Non-cash stock-based compensation expense | 1,525 | | 1,403 | | 7,706 | | 5,281 | |
| Loss from write-off of construction in process | - | | - | | 2,430 | | - | |
| Accelerated depreciation of property, plant and equipment | 366 | | - | | 3,041 | | - | |
| Favorable tax rate in income taxes receivable | - | | - | | (2,630) | | - | |
| Deferred tax asset adjustment | 56 | | - | | 376 | | 135 | |
| Tax effect of adjustments | (841) | | (838) | | (3,802) | | (2,056) | |
| Adjusted net income | $ 10,083 | 5.9% | $ 16,505 | 9.2% | $ 48,218 | 7.1% | $ 43,857 | 5.8% |
| | | | | | | | | |
| Income from continuing operations | $ 8,404 | 4.8% | $ 14,285 | 7.9% | $ 38,289 | 5.7% | $ 36,790 | 4.9% |
| Net (income) loss attributable to non-controlling interest | (169) | | (158) | | (347) | | (140) | |
| Add (subtract): | | | | | | | | |
| Depreciation and amortization | 3,085 | | 2,028 | | 13,909 | | 6,073 | |
| Taxes on income | 2,783 | | 3,426 | | 9,847 | | 10,355 | |
| Interest expense | 91 | | 1,008 | | 1,230 | | 1,889 | |
| EBITDA | $ 14,076 | 8.2% | $ 20,591 | 11.4% | $ 63,005 | 9.5% | $ 54,917 | 7.3% |
| | | | | | | | | |
| Add (subtract): | | | | | | | | |
| Restructuring and other related charges | 16 | | 48 | | 1,873 | | $ 316 | |
| Acquisition related expenses and adjustments | 410 | | 1,544 | | 1,332 | | 3,531 | |
| Non-cash stock-based compensation expense | 1,525 | | 1,403 | | 7,706 | | 5,281 | |
| Loss from write-off of construction in process | - | | - | | 2,430 | | - | |
| Adjusted EBITDA | $ 16,027 | 9.3% | $ 23,586 | 13.1% | $ 76,346 | 11.3% | $ 64,045 | 8.5% |
| | | | | | | | | |
| Diluted net earnings per share | $ 0.22 | | $ 0.40 | | $ 1.05 | | $ 1.03 | |
| Add (subtract): | | | | | | | | |
| Restructuring and other related charges | - | | - | | 0.05 | | - | |
| Acquisition related expenses and adjustments | 0.01 | | 0.04 | | 0.04 | | 0.11 | |
| Non-cash stock-based compensation expense | 0.04 | | 0.05 | | 0.21 | | 0.15 | |
| Loss from write-off of construction in process | - | | - | | 0.07 | | - | |
| Accelerated depreciation of property, plant and equipment | 0.01 | | - | | 0.09 | | - | |
| Deferred tax asset adjustment | - | | - | | 0.01 | | - | |
| Favorable tax rate in income taxes receivable | - | | - | | (0.07) | | - | |
| Tax effect of adjustments | (0.01) | | (0.02) | | (0.11) | | (0.05) | |
| Adjusted diluted net earnings per share | $ 0.27 | | $ 0.47 | | $ 1.34 | | $ 1.24 | |

# Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

| | Three Months Ended September 30, | | | |
|---|---|---|---|---|
| The Shyft Group, Inc. | 2020 | % of sales | 2019 | % of sales |
| Income from continuing operations | $ 19,375 | 9.5% | $ 13,126 | 5.8% |
| Net (income) attributable to non-controlling interest | (41) | | (61) | |
| Add (subtract): | | | | |
| Restructuring and other related charges | 303 | | 243 | |
| Acquisition related expenses and adjustments | 650 | | 1,522 | |
| Non-cash stock-based compensation expense | 2,064 | | 1,581 | |
| Accelerated depreciation of property, plant and equipment | 365 | | - | |
| Deferred tax assets valuation allowance | 275 | | 201 | |
| Tax effect of adjustments | (842) | | (752) | |
| Adjusted net income | $ 22,149 | 10.9% | $ 15,860 | 7.1% |
| | | | | |
| Income from continuing operations | $ 19,375 | 9.5% | $ 13,126 | 5.8% |
| Net (income) loss attributable to non-controlling interest | (41) | | (61) | |
| Add (subtract): | | | | |
| Depreciation and amortization | 2,978 | | 1,455 | |
| Taxes on income | 7,253 | | 4,317 | |
| Interest expense | 11 | | 144 | |
| EBITDA | $ 29,576 | 14.5% | $ 18,979 | 8.4% |
| | | | | |
| Add (subtract): | | | | |
| Restructuring and other related charges | 303 | | 243 | |
| Acquisition related expenses and adjustments | 650 | | 1,522 | |
| Non-cash stock-based compensation expense | 2,064 | | 1,581 | |
| Adjusted EBITDA | $ 32,593 | 16.0% | $ 22,325 | 9.9% |
| | | | | |
| Diluted net earnings per share | $ 0.54 | | $ 0.37 | |
| Add (subtract): | | | | |
| Restructuring and other related charges | 0.01 | | 0.01 | |
| Acquisition related expenses and adjustments | 0.02 | | 0.05 | |
| Non-cash stock-based compensation expense | 0.05 | | 0.04 | |
| Accelerated depreciation of property, plant and equipment | 0.01 | | - | |
| Deferred tax asset valuation allowance | 0.01 | | - | |
| Tax effect of adjustments | (0.02) | | (0.02) | |
| Adjusted diluted net earnings per share | $ 0.62 | | $ 0.45 | |

# Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

| | Three Months Ended June 30, | | | |
|---|---|---|---|---|
| The Shyft Group, Inc. | 2020 | % of sales | 2019 | % of sales |
| Income (loss) from continuing operations | $ (1,134) | (0.9%) | $ 4,544 | 2.5% |
| Net (income) loss attributable to non-controlling interest | (70) | | 215 | |
| Add (subtract): | | | | |
| Restructuring and other related charges | 562 | | - | |
| Acquisition related expenses and adjustments | 179 | | 420 | |
| Non-cash stock-based compensation expense | 2,126 | | 1,450 | |
| Loss from write-off of construction in process | 2,430 | | - | |
| Accelerated depreciation of property, plant and equipment | 2,330 | | - | |
| Tax effect of adjustments | (1,849) | | (431) | |
| Adjusted net income | $ 4,574 | 3.7% | $ 6,198 | 3.4% |
| | | | | |
| Income (loss) from continuing operations | $ (1,134) | (0.9%) | $ 4,544 | 2.5% |
| Net (income) loss attributable to non-controlling interest | (70) | | 215 | |
| Add (subtract): | | | | |
| Depreciation and amortization | 5,343 | | 1,280 | |
| Taxes on income | (546) | | 1,536 | |
| Interest expense | 460 | | 313 | |
| EBITDA | $ 4,053 | 3.3% | $ 7,888 | 4.4% |
| | | | | |
| Add (subtract): | | | | |
| Restructuring and other related charges | 562 | | - | |
| Acquisition related expenses and adjustments | 179 | | 420 | |
| Non-cash stock-based compensation expense | 2,126 | | 1,450 | |
| Loss from write-off of construction in process | 2,430 | | - | |
| Adjusted EBITDA | $ 9,350 | 7.3% | $ 9,758 | 5.4% |
| | | | | |
| Diluted net earnings per share | $ (0.03) | | $ 0.14 | |
| Add (subtract): | | | | |
| Restructuring and other related charges | 0.02 | | - | |
| Acquisition related expenses and adjustments | 0.01 | | 0.01 | |
| Non-cash stock-based compensation expense | 0.06 | | 0.04 | |
| Loss from write-off of construction in process | 0.06 | | - | |
| Accelerated depreciation of property, plant and equipment | 0.06 | | - | |
| Tax effect of adjustments | (0.05) | | (0.01) | |
| Adjusted diluted net earnings per share | $ 0.13 | | $ 0.18 | |

# Reconciliation of Non-GAAP Financial Measures

**Financial Summary**
(In thousands, except per share data)
(Unaudited)

| | Three Months Ended March 31, | | | |
|---|---|---|---|---|
| **Spartan Motors, Inc.** | 2020 | % of sales | 2019 | % of sales |
| Income from continuing operations | $ 11,742 | 6.6% | $ 4,835 | 2.8% |
| Net (income) loss attributable to non-controlling interest | (67) | | (140) | |
| Add (subtract): | | | | |
| Restructuring and other related charges | 992 | | 27 | |
| Acquisition related expenses and adjustments | 93 | | 45 | |
| Non-cash stock-based compensation expense | 1,991 | | 847 | |
| Favorable tax rate in income taxes receivable | (2,577) | | (99) | |
| Tax effect of adjustments | (748) | | (221) | |
| Adjusted net income | $ 11,426 | 6.5% | $ 5,294 | 3.1% |
| | | | | |
| Income from continuing operations | $ 11,742 | 6.6% | $ 4,835 | 2.8% |
| Net (income) loss attributable to non-controlling interest | (67) | | (140) | |
| Add (subtract): | | | | |
| Depreciation and amortization | 2,517 | | 1,312 | |
| Taxes on income | 377 | | 1,076 | |
| Interest expense | 731 | | 374 | |
| EBITDA | $ 15,300 | 8.6% | $ 7,457 | 4.3% |
| Add (subtract): | | | | |
| Restructuring and other related charges | 992 | | 27 | |
| Acquisition related expenses and adjustments | 93 | | 45 | |
| Non-cash stock-based compensation expense | 1,991 | | 847 | |
| Adjusted EBITDA | $ 18,376 | 10.4% | $ 8,376 | 4.9% |
| | | | | |
| Diluted net earnings per share | $ 0.33 | | $ 0.13 | |
| Add (subtract): | | | | |
| Restructuring and other related charges | 0.03 | | - | |
| Acquisition related expenses and adjustments | - | | - | |
| Non-cash stock-based compensation expense | 0.06 | | 0.02 | |
| Favorable tax rate in income taxes receivable | (0.08) | | - | |
| Tax effect of adjustments | (0.02) | | - | |
| Adjusted diluted net earnings per share | $ 0.32 | | $ 0.15 | |

# Reconciliation of Non-GAAP Financial Measures

**Financial Summary (Non-GAAP)**
**Consolidated**
(In thousands, except per share data)
(Unaudited)

| | Forecast Twelve Months Ended December 31, 2021 | | |
|---|---|---|---|
| **The Shyft Group, Inc.** | **Low** | **Mid** | **High** |
| Income from continuing operations | $ 51,028 | $ 54,628 | $ 58,328 |
| Add: | | | |
| Depreciation and amortization | 13,462 | 13,462 | 13,462 |
| Interest expense | 1,295 | 1,295 | 1,295 |
| Taxes | 17,793 | 19,193 | 20,493 |
| EBITDA | $ 83,578 | $ 88,578 | $ 93,578 |
| Add (subtract): | | | |
| Non-cash stock-based compensation and other charges | 11,422 | 11,422 | 11,422 |
| Adjusted EBITDA | $ 95,000 | $ 100,000 | $ 105,000 |
| | | | |
| Earnings per share | $ 1.42 | $ 1.52 | $ 1.62 |
| Add: | | | |
| Non-cash stock-based compensation and other charges | 0.32 | 0.32 | 0.32 |
| Less tax effect of adjustments | (0.09) | (0.09) | (0.09) |
| Adjusted earnings per share | $ 1.65 | $ 1.75 | $ 1.85 |

# Thank you.